UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	August 23, 2005

BEVERLY ENTERPRISES, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-9550	62-1691861

(State or Other Jurisdiction of	(Commission	(I.R.S. Employer
Incorporation)	File Number)	Identification No.)

One Thousand Beverly Way
Fort Smith, Arkansas	72919

(Address of Principal Executive Offices)	(Zip Code)
   Registrant’s telephone number including area code                     (479) 201-2000
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☑ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
Item 8.01 Other Events
Item 9.01 Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX
First Amendment to Agreement and Plan of Merger
Press Release
Message from William Floyd

Item 1.01 Entry into a Material Definitive Agreement
On August 23, 2005, Beverly Enterprises, Inc. (the “Company”) entered into a First Amendment to Agreement and Plan of Merger (the “First Amendment”) with North American Senior Care, Inc. (“NASC”), NASC Acquisition Corp., a wholly-owned subsidiary of NASC (“Merger Sub”), and SBEV Property Holdings LLC (“SBEV”), which provides that Merger Sub will be merged with and into the Company (the “Merger”). Upon consummation of the Merger, the separate corporate existence of Merger Sub shall cease to exist and the Company shall continue as a wholly owned subsidiary of NASC.
The Agreement and Plan of Merger among the Company, NASC, Merger Sub and SBEV dated as of August 16, 2005 (the “Original Merger Agreement”), as amended by the First Amendment (together with the Original Merger Agreement, the “Merger Agreement”) contains substantially the same terms as the Original Merger Agreement, except that upon consummation of the Merger, the holders of all outstanding shares of common stock shall be entitled to receive a cash payment equal to $13.00 per share and NASC is entitled to a larger termination fee in certain circumstances where the Merger Agreement is terminated. Both parties’ obligations are subject to other conditions of closing, each as set forth in the Merger Agreement. The foregoing description of the Merger Agreement is qualified in its entirety by reference to the First Amendment, a copy of which is included as Exhibit 2.1 hereto and is incorporated by reference herein.
Item 8.01 Other Events
On August 24, 2005, the Company issued a press release announcing the execution of the First Amendment, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference. A message from William Floyd, the Company’s Chairman and Chief Executive Officer, to the Company’s employees concerning the First Amendment is attached hereto as Exhibit 99.2 and incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits
     (a) Exhibits

Exhibit No.	Exhibit

2.1	First Amendment to Agreement and Plan of Merger, dated as of August 23, 2005, among North American Senior Care, Inc., NASC Acquisition Corp., Beverly Enterprises, Inc. and SBEV Property Holdings LLC

99.1	Press release, dated August 24, 2005

99.2	Message from William Floyd to the employees of Beverly Enterprises, Inc.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 24, 2005	BEVERLY ENTERPRISES, INC.

	By:	/s/ Pamela H. Daniels

	Name:	Pamela H. Daniels
	Title:	Senior Vice President, Controller and
Chief Accounting Officer

EXHIBIT INDEX

Exhibit No.	Exhibit

2.1	First Amendment to Agreement and Plan of Merger, dated as of August 23, 2005, among North American Senior Care, Inc., NASC Acquisition Corp., Beverly Enterprises, Inc. and SBEV Property Holdings LLC

99.1	Press release, dated August 24, 2005

99.2	Message from William Floyd to the employees of Beverly Enterprises, Inc.